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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)     January 5, 2001
                                                     ---------------


                                 SIMMONS COMPANY
            ---------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


        Delaware                      333-76723                 06-1007444
------------------------     ------------------------    -----------------------
(State of Incorporation)     (Commission File Number)         (IRS Employer
                                                            Identification No.)


                        One Concourse Parkway, Suite 800
                             Atlanta, GA 30328-5369
            ---------------------------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (770) 512-7700
                                                          --------------

                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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 ITEM 5. OTHER EVENTS.

         On January 19, 2001, the Registrant issued a press release, a copy of which is attached as Exhibit 99.1 and incorporated by reference herein, announcing the third amendment to the Company's Senior Credit Agreement dated as of January 5, 2001.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         c)       Exhibits

                  99.1     Press release dated January 19, 2001.

                  99.2 Third Amendment to Senior Credit Agreement dated January 5, 2001 to Senior Credit Agreement dated as of October 29, 1998, as amended.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          SIMMONS COMPANY

                                          By:    /s/ William S. Creekmuir
                                             -----------------------------------
                                                   William S. Creekmuir

                                          Title:   Executive Vice President and
                                                   Chief Financial Officer

Date:    January 19, 2001


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                                  EXHIBIT INDEX

Exhibit
Number                     Exhibit Name
------                     ------------

   99.1                    Press Release dated January 19, 2001

   99.2 Third Amendment to Credit Agreement dated January 5, 2001 to Senior Credit Agreement dated as of October 29, 1998, as amended.